Stein Roe Mutual Funds

Annual Report
Sept. 30, 1998

Photo of: small girl.

Stein Roe Equity Fund

Young Investor Fund

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STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(SM)

Contents

     From the President...............................................   1
       Tom Butch's thoughts on the markets and investing

     The Companies We Invest In.......................................   4
       Top 10 holdings

     Q&A..............................................................   6
       An interview with the portfolio managers and a summary of investment activity

     Fund Highlights..................................................   10
       Information about the Fund

     Portfolio of Investments.........................................   12
       A complete list of investments with market values

     Financial Statements.............................................   18
       Statements of assets and liabilities, operations and changes in net assets

     Notes to Financial Statements....................................   24

     Financial Highlights.............................................   27
       Selected per-share data

     Report of Independent Public
       Accountants....................................................   30

     General Information..............................................   31
       A guide to products and services

                Must be preceded or accompanied by a prospectus.

To Our Shareholders

Dear Investor,
The Young Investor Fund was created in April 1994 based on the belief that a competitive long-term investment could be used to help individuals learn more about investing. Four and a half years later, this belief has become an industry success story. From inception through Sept. 30, 1998, the Fund posted an average annual total return of 22.96 percent, beating the S&P 500 Index* return of 22.90 percent, along with only seven percent of the 412 mutual funds in the Lipper Analytical Services, Inc. growth fund peer group.+ The Fund also earned a place on Money magazine's 1998 list of the top 100 mutual funds. And our Dollar Digest(R) newsletter recently earned the Mutual Fund Education Alliance's top award - the Star Award for outstanding shareholder newsletter. Just as important, we believe the Fund is fulfilling its mission of helping to educate investors - especially younger investors - about personal finance and investing.
     On the following pages you will find your Fund's annual report. This report covers the fiscal year ended Sept. 30, 1998 - a year of significant change. For the first 10 months, stock market activity was positive and was supported by low inflation and a stable, growing U.S. economy. Through its high point on July 17 the equity market was up 25.54 percent for the fiscal year as measured by the S&P 500 Index. By the end of August, however, troubles in other countries created an uncertain environment in the United States, which caused equity markets to lose all of their gains. In fact, at the end of September (again, the end of the Fund's fiscal year), the equity markets were at about the same point they were twelve months before.
     While market declines are unpleasant (and at the time of this writing in late October, the markets have rallied a good bit), they are normal. The stock market does not always go up over short periods of time. But it has historically gone up over the long term. According to Ibbotson Associates,** growth investors have not lost money in any 15-year period of the stock market's existence, as represented by the S&P 500. That's why we believe it's so important to keep a long-term perspective and to remain invested during the market's ups and downs.
     We hope this report helps you to better understand Young Investor Fund's performance. Please call us at 800-338-2550 with any comments or suggestions. We're here seven days a week to serve our shareholders.

Sincerely,


Thomas W. Butch
President

Photo of: Thomas W. Butch

* The S&P 500 Index is an unmanaged group of stocks that is not associated with any Stein Roe Fund. It is not available for direct investment.

+According to Lipper Analytical Services, Inc., a monitor of mutual fund performance, the median return for the Fund's growth fund peer group for the Life of Fund period ended Sept. 30, 1998, was 17.23 percent.

** Used with permission. (C)1997 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

The Companies We Invest In


Ballon text: A stock's symbol is like a nickname for the company used by the exchange on which it is traded. For example, when a trader is filling a trade order for a Young Investor Fund manager, he could say "I bought 10 shares of MSFT," rather than "I bought 10 shares of Microsoft."

When kids invest, they typically have a long-term investment horizon. For example, many kids invest to help pay college tuition costs. That could mean they're investing for something they will need to pay for in 10 or more years. As the portfolio managers of Young Investor Fund, we believe having a long-term investment horizon is the smartest way to invest in stocks. Stocks historically have fluctuated the most, but have delivered the greatest returns over the long-term.
         We look for stocks with strong long-term growth potential. Ideally, these companies are leaders in their industries or they are companies that have the potential to become leaders in their industries. Microsoft is a good example. We invest in Microsoft because it's a world-leading software company, and because we believe global demand for computer software will continue to grow into the future.
     We usually own around 50 to 70 stocks, and we seek to invest most of our assets in companies that kids can relate to or that affect their lives in some way.
     On the following page is a list of the portfolio's top 10 holdings as of Sept. 30, 1998. The value of these holdings may change every day depending on the performance of the market. A more complete list of the portfolio's holdings can be found on pages 12 through 17.

                                      % of Total
                                      Net Assets
                                      on 9/30/98      Symbol         Exchange
-----------------------------------------------------------------------------
1        Cisco Systems                     2.7%        CSCO           Nasdaq*
-----------------------------------------------------------------------------
2        Microsoft                         2.2         MSFT           Nasdaq
-----------------------------------------------------------------------------
3        Outdoor Systems                   2.2          OSI           NYSE+
-----------------------------------------------------------------------------
4        MCI WorldCom                      2.1         WCOM           Nasdaq
-----------------------------------------------------------------------------
5        Freddie Mac                       2.1          FRE           NYSE
-----------------------------------------------------------------------------
6        American Tower                    2.0         ATOWV          Nasdaq
-----------------------------------------------------------------------------
7        Fannie Mae                        2.0          FNM           NYSE
-----------------------------------------------------------------------------
8        Paychex                           2.0         PAYX           Nasdaq
-----------------------------------------------------------------------------
9        Johnson & Johnson                 1.9          JNJ           NYSE
-----------------------------------------------------------------------------
10       Household International           1.9          HI            NYSE
-----------------------------------------------------------------------------

* National Association of Securities Dealers Automated Quotation

+ New York Stock Exchange

Holdings are disclosed as a percentage of SR&F Growth Investor Portfolio's total net assets as of Sept. 30, 1998, and are subject to change.

Balloon text:
The market capitalization of a corporation is determined by multiplying the market price of stock by the number of shares outstanding. Based on this value, companies qualify for different levels of capitalization. Depending on the value of this figure, companies can fit into three different categories: Small-cap, midcap or large-cap companies. Stocks in different categories have different investment characteristics. Because large-cap companies often are global franchises and participate in large markets, these companies are considered to have the greatest element of safety. On the other hand, small-cap companies may be local or specialized types of companies and are therefore considered more risky investments. For example, a local engraver may close if economic or market conditions become unfavorable, where Coca-Cola will likely continue to have a market for its products.

Photo of: Erik Gustafson and David Brady

An Interview with the Portfolio Managers

Q&A with Dave Brady and Erik Gustafson, portfolio managers of Young Investor Fund and SR&F Growth Investor Portfolio.

How did the Fund perform?
For the year ended Sept. 30, 1998, Young Investor Fund gained 1.14 percent. The Lipper growth fund peer group gained 0.67 percent and the S&P 500 Index gained
9.08 percent for the same time period.

What affected performance?
We invest a portion of the portfolio's assets in what we believe are strong small- and midsized companies, while holding a core position in large-capitalization, high-quality growth stocks. This has been an effective long-term strategy for the Fund since its inception. The evidence is the Fund's average annual return of 22.96 percent since inception on April 29, 1994, which is in line with the S&P 500 Index return of 22.90 for the same time period. However, at certain points during this past fiscal year, the portfolio's 40 percent allocation to small- and midcap stocks hurt performance because large-company stocks continued to outperform all other stock types. For example, in the most recent quarter ended Sept. 30, 1998, the S&P 500 Index, which represents the performance of large companies, lost 9.92 percent, while the small-cap index, the S&P 600, lost more than twice that -- 20.90 percent. The midcap index, the S&P 400, lost 14.25 percent. Nonetheless, we believe small-and midsized growth companies may offer higher growth potential than large companies going forward. In our opinion, large companies returned better performance this year because investors preferred the safety and stability of this asset class over other asset classes in an uncertain market environment.

What stocks performed well?
Two holdings that returned solid performance were Intel, the leading manufacturer of computer microprocessors, and Clear Channel Communications, a rapidly growing media company (1.8 percent and 1.8 percent of total net assets, respectively). These companies are benefiting from consistent growth based on continued strong demand for their products.
     Our investments in the consumer sector also supported performance this year. Holdings that contributed to performance in this sector include Cedar Fair, an amusement park operator, and Walgreen Co., a drugstore chain (1.1 percent and 1.8 percent of total net assets, respectively). Health care was another sector that performed well, and Pfizer and Eli Lilly (1.8 percent and 1.6 percent of total net assets, respectively) were strong contributors.

Which holdings did not perform as well?
Cambridge Technology Partners (0.7 percent of total net assets), a technology services company; Loral Space and Communications (0.8 percent of total net assets), a satellite company; and Callaway Golf (0.5 percent of total net assets), a manufacturer of golf clubs. These are small companies and we attribute much of their negative performance to the market's sell-off of smaller companies.
     Investments in the energy sector also hurt performance as oil and gas prices dropped due to slowing global economic activity. Investments in the financial services sector that did business with countries affected by the global turmoil also underperformed.

Did you sell anything because market conditions deteriorated?
No. We sell only when business fundamentals disappoint us. For example, we sold Analog Devices when the analog business started to slow down. We also sold Tupperware because sales in its international divisions were suffering due to global recession.

What are some new purchases?
We bought American Home Products (1.8 percent of total net assets), which makes products for the health care industry and the stock has already delivered good performance. Another new purchase was WorldCom, a leading telecommunications company with good growth characteristics. This company performed well based on its growth prospects from a merger with MCI Communications, a provider of long distance services. The company is now called MCI WorldCom (2.1 percent of total net assets).

What do you expect going forward?
We believe the market will continue to be volatile until there is confirmation that the economic problems in emerging markets have reached a bottom. We do not foresee a repeat of the 20-30 percent annual returns achieved by the U.S. equity market between 1995 and 1997, but we do believe stocks will continue to outperform cash and fixed income investments over the long term. We have been finding attractive purchases in small- and midsized companies. Stocks of companies in these categories have underperformed larger-company stocks over the past two years and are at price levels that would appear to support strong performance going forward.


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Holdings are disclosed as a percentage of the SR&F Growth Investor Portfolio's total net assets. Portfolio holdings are as of Sept. 30, 1998, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Previously, the Adviser limited expenses. Absent this limit, total return would have been less. The S&P 400, 500 and 600 Indices are unmanaged groups of stocks that differ from the composition of Growth Investor Portfolio; they are not available for direct investment. According to Lipper Analytical Services, Inc., a monitor of mutual fund performance, the median returns for the Fund's growth fund peer group for the one-year and Life of Fund periods ended Sept. 30, 1998, were 0.67 percent and
17.23 percent, respectively.

Investments in smaller companies may experience greater volatility.

Fund Highlights
As of Sept. 30, 1998

                          Average Annual Total Returns
------------------------------------------------------------------
                                                            Life
                             One-Year     Three-Years     of Fund*
------------------------------------------------------------------
Young Investor Fund            1.14%        20.10%         22.96%
S&P 500                        9.08         22.61          22.90

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

* April 29, 1994, through Sept. 30, 1998


                                    Fund Data
------------------------------------------------------------------
Investment Objective:
Seeks to achieve long-term capital appreciation by investing in a portfolio primarily made up of common stocks and other equity-type securities that we believe have long-term appreciation potential. The Fund also has an educational objective to teach investors about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.

Fund Inception:         April 29, 1994

Total Net Assets:       $686.0 million

Balloon text:
Companies in the basic materials industry make items that we use in everyday life such as paint, metal and paper.

                            Economic Sector Breakdown
------------------------------------------------------------------
                                     Portfolio             S&P 500
------------------------------------------------------------------
Technology                             24%                  18%
Consumer Noncyclical                   21                   24
Consumer Cyclical                      20                   13
Financial                              18                   16
Utilities                               8                   10
Industrial                              5                    8
Basic Materials                         3                    3
Energy                                  1                    8
------------------------------------------------------------------
Total                                 100%                 100%
------------------------------------------------------------------

Mountain Chart:
Comparison of change in value of a $10,000 investment
------------------------------------------------------------------


               Young Investor Fund      S&P 500
4/30/94        10000                    10000
9/30/94        10240                    10399
3/31/95        11414                    11408
9/30/95        14395                    13488
3/31/96        16466                    15066
9/30/96        19512                    16228
3/31/97        19293                    18052
9/30/97        24658                    22789
3/31/98        28908                    26711
9/30/98        24940                    24859


Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. This graph compares the performance of Young Investor Fund to the S&P 500 Index, an unmanaged group of stocks that differs from the composition of the Fund. The S&P 500 is not available for direct investment. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.

SR&F Growth Investor Portfolio

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1998
(Dollar amounts in thousands)

                                                                 NUMBER           MARKET
EQUITY SECURITIES (90.6%)                                     OF SHARES            VALUE
                                                               --------          -------
Automobiles/Vehicles (1.1%)
Volvo ADRs
   (Manufactures cars, trucks, buses, marine engines
      and aerospace equipment)                                  320,000          $ 7,720

Banks (1.1%)
Texas Regional Bancshares, class A
   (Commercial bank operating in the Rio Grande
      Valley of Texas)                                          350,000            7,919

Commercial Services (2.0%)
Paychex
   (Provides computerized payroll accounting services
      to businesses)                                            280,000           14,438

Computer Software and Services (8.2%)
Cambridge Technology Partners (a)
   (Designs, develops, and deploys client/server and
      Internet applications)                                    225,000            5,020
Cisco Systems (a)
   (Produces, markets and supports multiprotocol
      internetworking systems)                                  316,500           19,563
Comdisco
   (Provides solutions that help organizations reduce
      technology cost and risk)                                 590,000            8,039
Microsoft (a)
   (Manufactures software products)                             145,000           15,959
Transaction Systems Architects (a)
   (Develops, markets and supports a broad line of software
      products and services)                                    300,000           10,650
                                                                                 -------
                                                                                  59,231
Consumer Products (2.3%)
 Gillette
   (Manufactures and markets shaving and personal
      care products)                                            200,000            7,650
 Procter & Gamble
   (Produces personal-care products, pharmaceuticals,
      food and beverages)                                       125,000            8,867
                                                                                 -------
                                                                                  16,517

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(Dollar amounts in thousands)

                                                                 NUMBER           MARKET
                                                              OF SHARES            VALUE
                                                               --------          -------
Diamonds/Precious Stones (0.7%)
De Beers Consolidated Mines
   (Holding company for exploration, trade and production
      of diamonds)                                              400,000          $ 5,025

Distribution - Retail (4.5%)
Hasbro
   (Manufactures and sells children's toys)                     320,000            9,440
Mattel
   (Designs, manufactures and markets children's toys)          350,000            9,800
Walgreen Co.
   (Large retail drugstore chain)                               300,000           13,219
                                                                                 -------
                                                                                  32,459
Electrical Equipment (5.5%)
General Electric
   (Appliances, broadcasting, communications and
      transportation)                                           130,000           10,343

Intel
   (Produces and sells microcomputer components and
      related products)                                         150,000           12,862
Maxim Integrated Products (a)
   (Develops, manufactures and markets integrated circuits)     300,000            8,363
Motorola
   (Producer of electronic and telecommunications
      equipment)                                                200,000            8,538
                                                                                 -------
                                                                                  40,106
Electrical Generation (1.7%)
AES
   (Provider of electricity to U.S. and international
      customers)                                                325,000           12,045

Entertainment (3.4%)
Cedar Fair L.P.
   (Owns and operates amusement theme parks)                    315,000            7,718
News Corporation Limited ADRs
   (Production and distribution of motion pictures)             350,000            7,831
Walt Disney
   (Operates theme parks and resorts, and produces
      motion pictures)                                          370,000            9,366
                                                                                 -------
                                                                                  24,915

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(Dollar amounts in thousands)

                                                                 NUMBER           MARKET
                                                              OF SHARES            VALUE
                                                               --------          -------
Financial Institutions (6.0%)
Fannie Mae
   (Purchases mortgages and issues guaranteed
      mortgage-backed securities)                               225,000         $ 14,456
Freddie Mac
   (Purchases mortgages from lenders and resells
      in pools or packages)                                     300,000           14,831
Household International
   (Provides financial and banking services)                    375,000           14,063
                                                                                 -------
                                                                                  43,350
Financial Services (5.3%)
Alliance Capital Management L.P.
   (Provides investment services to pension funds,
      endowments, insurance companies, banks and
      individual investors)                                     350,000            8,072
American Express
   (Provides a variety of diversified travel and
      financial services)                                       125,000            9,703
Heller Financial (a)
   (Provides financial products and services)                   450,000           10,800
Travelers Group
   (Provides investment, consumer finance
       and insurance services)                                  250,000            9,375
                                                                                 -------
                                                                                  37,950
Food and Beverage (7.5%)
 Coca-Cola
   (Producer and distributor of soft drink products)            175,000           10,084
Groupe Danone ADRs
   (Produces packaged foods and beverages)                      240,000           12,555
Kellogg
   (Producer of cereal and specialty foods)                     250,000            8,234
Quaker Oats
   (Markets foods & beverages internationally)                  175,000           10,325
Wm. Wrigley Jr.
   (Manufactures chewing gum)                                   175,000           13,289
                                                                                 -------
                                                                                  54,487
Health Care (4.3%)
American Home Products
   (Discovers, develops, manufactures, distributes and sells
      health care products)                                     250,000           13,094
SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(Dollar amounts in thousands)

                                                                 NUMBER           MARKET
                                                              OF SHARES            VALUE
                                                               --------          -------
Health Care (Continued)
Johnson & Johnson
   (Manufactures and markets a broad range of health care
      and other products)                                       180,000         $ 14,085
Orthodontic Centers of America (a)
   (Provides management and consulting services to
      orthodontic practices)                                    250,000            4,172
                                                                                 -------
                                                                                  31,351
Insurance (2.7%)
CMAC Investment Corp.
   (Provides private mortgage insurance coverage)               150,000            6,525
HCC Insurance Holdings
   (Underwrites property and casualty insurance)                400,000            7,750
MGIC Investment Corp.
   (Provides private mortgage insurance coverage)               150,000            5,531
                                                                                 -------
                                                                                  19,806
Leisure Products (0.5%)
Callaway Golf
   (Produces and markets golf clubs)                            350,000            3,784

Machinery (1.5%)
McDermott International
   (Manufacturer of steam generating and environmental
      machinery)                                                400,000           10,775

Medical - Pharmaceutical (4.9%)
Eli Lilly & Company
   (Creates and delivers pharmaceutical-based health care
      solutions)                                                150,000           11,747
Pfizer
   (Researches and provides global health care products)        125,000           13,242
Watson Pharmaceuticals (a)
   (Develops, produces, markets and distributes
      pharmaceutical products)                                  200,000           10,150
                                                                                 -------
                                                                                  35,139
Medical - Instruments (1.7%)
Medtronic
   (Manufactures various cardiovascular
      medical instruments)                                      210,000           12,154

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(Dollar amounts in thousands)

                                                                 NUMBER           MARKET
                                                              OF SHARES            VALUE
                                                               --------          -------
Oil - Exploration and Production (1.0%)
R & B Falcon (a)
   (Operates marine drilling rigs for the international
      oil and gas industry)                                     600,000          $ 7,200

Publishing, Broadcasting and Media (7.1%)
Clear Channel Communications (a)
   (Owns, operates and manages radio and television stations)   280,000           13,300
Heftel Broadcasting, class A (a)
   (Spanish language radio broadcasting company)                300,000           11,325
Outdoor Systems (a)
   (Provides outdoor advertising mediums)                       800,000           15,600
Petersen Companies (a)
   (Publishes special-interest magazines, and provides
      television programming)                                   400,000           11,400
                                                                                 -------
                                                                                  51,625
Restaurant/Hotel (1.7%)
McDonald's
   (Develops, licenses, leases and services a worldwide
      system of restaurants)                                    205,000           12,236

Specialty Chemicals (1.7%)
Minerals Technologies
   (Develops, produces and markets specialty minerals,
      mineral-based and synthetic mineral products)             270,000           11,897

Telecommunications (13.2%)
ADC Telecommunications (a)
   (Designs, manufactures and markets a variety of
      transmission and networking systems)                      350,000            7,394
American Tower, class A (a)
   (Operator of wireless telecommunication sites)               570,000           14,535
Frontier
   (Offers integrated communications services for business
      and residential customers)                                400,000           10,950
Intermedia Communications (a)
   (Provides telecommunications solutions for business and
      government customers)                                     250,000            6,141
Loral Space & Communications (a)
   (High technology company concentrated on
      satellite manufacturing and satellite-based
      communication services)                                   400,000            5,900

SR&F Growth Investor Portfolio
PORTFOLIO OF INVESTMENTS (CONTINUED)
(Dollar amounts in thousands)

                                                                 NUMBER           MARKET
                                                              OF SHARES            VALUE
                                                               --------          -------
Telecommunications (Continued)
Lucent Technologies
   (Produces public and private networks, communication
      systems and software)                                     180,000         $ 12,431
MCI WorldCom (a)
   (Provides facilities-based and fully integrated local, long
      distance, international and Internet services)            305,000           14,907
Qwest Communications International (a)
   (Provides communication services to interexchange
      carriers, businesses and consumers)                       291,525            9,128
Tellabs (a)
   (Designs, assembles, markets and services voice and data
      networking products)                                      250,000            9,953
Uniphase (a)
   (Designs, develops and markets fiber optic
      communications equipment)                                 100,000            4,100
                                                                                 -------
                                                                                  95,439
Travel Services (1.0%)
Sabre Group Holdings (a)
   (Provider of a travel reservation system)                    250,000            7,500
                                                                                 -------

Total Equity Securities (Cost $582,424)                                          655,068
                                                                                 -------
                                                              PRINCIPAL
SHORT-TERM OBLIGATIONS (10.1%)                                   AMOUNT
                                                               --------
Commercial Paper (10.1%)
   Associates Corp. of North America 5.75% 10/1/98             $ 35,775           35,775
   Asset Securitization Cooperative 5.55% 10/1/98                27,000           27,000
   Enron 5.88% 10/1/98                                           10,000           10,000
                                                                                 -------
Total Short-Term Obligations (Cost $72,775)                                       72,775
                                                                                 -------
Total Investments (100.7%)
   (Cost $655,199) (b)                                                           727,843
Other Assets, Less Liabilities (-0.7%)                                           (5,173)
                                                                                 -------
Total Net Assets (100%)                                                         $722,670
                                                                                ========

Notes to Portfolio of Investments
--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) At September 30, 1998, the cost of investments for federal income tax purposes was $655,197. Net unrealized appreciation was $72,646, consisting of gross unrealized appreciation of $137,622 and gross unrealized depreciation of
$64,976.

See accompanying Notes to Financial Statements.

Stein Roe Young Investor Fund
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
(All amounts in thousands, except per-share data)
Assets
Investment in SR&F Growth Investor Portfolio, at value               $686,067
Receivable for fund shares sold                                           806
Cash                                                                       25
Other assets                                                               24
                                                                     --------
   Total assets                                                       686,922
                                                                     --------

Liabilities
Payable for fund shares redeemed                                          274
Payable to investment adviser and transfer agent                          225
Other liabilities                                                         399
                                                                     --------
   Total liabilities                                                      898
                                                                     --------
   Net assets                                                        $686,024
                                                                     ========

Analysis of Net Assets
Paid-in capital                                                      $595,652
Net unrealized appreciation on investments                             72,217
Accumulated net realized gains on investments                          18,155
Undistributed net investment income                                        --
                                                                     --------
   Net assets                                                        $686,024
                                                                     ========
Shares outstanding (unlimited number authorized)                       30,245
                                                                     ========
Net asset value per share                                            $  22.68
                                                                     ========

See accompanying Notes to Financial Statements.

Stein Roe Young Investor Fund
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1998
(All amounts in thousands)

Investment Income
Dividends allocated from SR&F Growth Investor Portfolio             $   4,239
Interest allocated from SR&F Growth Investor Portfolio                  2,204
                                                                     --------
   Total investment income                                              6,443
                                                                     --------

Expenses
Expenses allocated from SR&F Growth Investor Portfolio                  3,854
Transfer agent fees                                                     1,375
Administrative fees                                                     1,186
Printing and postage                                                      981
SEC and state registration fees                                            45
Accounting fees                                                            39
Legal and audit fees                                                       14
Trustees' fees                                                              7
Other                                                                     688
                                                                     --------
   Total expenses                                                       8,189
                                                                     --------
   Net investment loss                                                 (1,746)
                                                                     --------

Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments allocated from SR&F Growth
   Investor Portfolio                                                  18,158
Net change in unrealized appreciation or depreciation on investments  (31,047)
                                                                     --------
   Net losses on investments                                          (12,889)
                                                                     --------
   Net decrease in net assets resulting from operations              $(14,635)
                                                                     ========

See accompanying Notes to Financial Statements.

Stein Roe Young Investor Fund
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 1998 AND 1997
(All amounts in thousands)

                                                            1998           1997
                                                         --------       --------
Operations
Net investment loss                                     $ (1,746)      $   (864)
Net realized gains on investments                         18,158          7,157
Net change in unrealized appreciation or depreciation
   on investments                                        (31,047)        80,646
                                                        --------       --------
   Net increase (decrease) in net assets resulting
      from operations                                    (14,635)        86,939
                                                        --------       --------

Distributions to Shareholders
Distributions from net investment income                      --           (250)
Distributions from net capital gains                      (7,157)        (8,295)
                                                        --------       --------
   Total distributions to shareholders                    (7,157)        (8,545)
                                                        --------       --------

Share Transactions
Subscriptions to fund shares                             452,618        391,442
Value of distributions reinvested                          7,013          8,091
Redemptions of fund shares                              (227,321)      (181,510)
                                                        --------       --------
   Net increase from share transactions                  232,310        218,023
                                                        --------       --------
   Net increase in net assets                            210,518        296,417

Total Net Assets
Beginning of period                                      475,506        179,089
                                                        --------       --------
End of period                                           $686,024       $475,506
                                                        ========       ========

Undistributed Net Investment Income at End of Period    $     --             --
                                                        ========       ========
Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                              18,030         20,131
Issued in reinvestment of distributions                      315            446
Redemptions of fund shares                                (8,999)        (9,287)
                                                        --------       --------
   Net increase in fund shares                             9,346         11,290
Shares outstanding at beginning of period                 20,899          9,609
                                                        --------       --------
Shares outstanding at end of period                       30,245         20,899
                                                        ========       ========

See accompanying Notes to Financial Statements.

SR&F Growth Investor Portfolio
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
(All amounts in thousands)

Assets
Investments, at market value (cost $655,199)                         $727,843
Dividends receivable                                                      743
Cash                                                                        3
                                                                     --------
   Total assets                                                       728,589
                                                                     --------

Liabilities
Payable for investments purchased                                       5,510
Payable to investment adviser                                             351
Other liabilities                                                          58
                                                                     --------
   Total liabilities                                                    5,919
                                                                     --------
   Net assets applicable to investors' beneficial interest           $722,670
                                                                     ========

See accompanying Notes to Financial Statements.

SR&F Growth Investor Portfolio
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1998
(All amounts in thousands)

Investment Income
Dividends                                                            $  4,335
Interest                                                                2,259
                                                                     --------
   Total investment income                                              6,594
                                                                     --------

Expenses
Management fees                                                         3,758
Accounting fees                                                            40
Trustees' fees                                                             22
Audit and legal fees                                                       22
Custodian fees                                                             11
Other                                                                      82
                                                                     --------
   Total expenses                                                       3,935
                                                                     --------
   Net investment income                                                2,659
                                                                     --------

Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments                                      12,629
Net change in unrealized appreciation or depreciation on investments  (30,644)
                                                                     --------
   Net losses on investments                                          (18,015)
                                                                     --------
   Net decrease in net assets resulting from operations              $(15,356)
                                                                     ========


See accompanying Notes to Financial Statements.

SR&F Growth Investor Portfolio
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED SEPTEMBER 30, 1998 AND
THE PERIOD ENDED SEPTEMBER 30, 1997
(All amounts in thousands)
                                                               1998         1997(a)
                                                           ---------      ---------
Operations
Net investment income                                      $   2,659      $   1,418
Net realized gains on investments                             12,629          5,460
Net change in unrealized appreciation or depreciation
   on investments                                            (30,644)        61,915
                                                           ---------      ---------
   Net increase (decrease) in net assets resulting from
     operations                                              (15,356)        68,793
                                                           ---------      ---------

Transactions in Investors' Beneficial Interest
Contributions                                                389,527        452,937
Withdrawals                                                 (127,041)       (46,190)
                                                           ---------      ---------
   Net increase from transactions in investors'
     beneficial interest                                     262,486        406,747
                                                           ---------      ---------
   Net increase in net assets                                247,130        475,540

Total Net Assets
Beginning of period                                          475,540           --
                                                           ---------      ---------
End of period                                              $ 722,670      $ 475,540
                                                           =========      =========

(a) From commencement of operations on February 3, 1997.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

(ALL AMOUNTS IN THOUSANDS)

Note 1.  Organization
--------------------------------------------------------------------------------
         Stein Roe Young Investor Fund (the "Fund") is a series of Stein Roe Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Growth Investor Portfolio (the "Portfolio"), which seeks to achieve long-term capital appreciation by investing primarily in common stocks and other equity-type securities that are believed to have long-term appreciation potential. The Fund also has an educational objective to teach investors, especially young people, about basic economic principles and personal finance through a variety of educational materials prepared and paid for by the Fund.
              The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations February 3, 1997. At commencement, the Fund contributed $292,104 in securities and other assets in exchange for beneficial ownership of the Portfolio. At February 14, 1997, Stein Roe Advisor Young Investor Fund contributed cash of $100. The Portfolio allocates income, expenses, realized and unrealized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At September 30, 1998, Stein Roe Young Investor Fund and Stein Roe Advisor Young Investor Fund owned
         94.9 percent and 5.1 percent, respectively, of the Portfolio.

Note 2.  Significant Accounting Policies
--------------------------------------------------------------------------------

         The following summarizes the significant accounting policies of the Fund and Portfolio. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
              Certain prior-year amounts have been reclassified to conform to current-year presentation.

         Security Valuations
         All securities are valued as of September 30, 1998, the last business day of the period. Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

         Investment Transactions and Investment Income
         Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount accretion on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

         Federal Income Taxes
         No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on their respective percentages of ownership.

         Distribution to Shareholders
         The Fund declares and pays dividends of any net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.
              Reclassifications in the accompanying analysis of net assets were made in 1998 in order to reflect differences between financial reporting and income tax results. The differences primarily related to reclassification of current- and prior-year net operating losses.

Note 3.  Trustees' Fees and Transactions with Affiliates
--------------------------------------------------------------------------------

         The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and manager.
              The management fee for the Portfolio is computed at an annual rate of .60 of 1 percent of average daily net assets up to $500 million, .55 of 1 percent of the next $500 million, and .50 of 1 percent thereafter. The administrative fee for the Fund is computed at an annual rate of .20 of 1 percent of average daily net assets up to $500 million, .15 of 1 percent of the next $500 million, and .125 of 1 percent thereafter.
              Prior to January 31, 1998, the Adviser agreed to reimburse the Fund to the extent that its annual expenses exceeded 1.50 percent of average daily net assets. Prior to February 1, 1997, the Adviser limited annual expenses to 1.25 percent of average daily net assets.
              The Adviser also provides fund accounting services. For the year ended September 30, 1998, the Fund and Portfolio incurred charges of $39 and $40, respectively.
              Transfer agent fees are paid to SteinRoe Services Inc. (SSI), a direct, wholly-owned subsidiary of Liberty. SSI has entered into an agreement with Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty to act as subtransfer agent for the Fund.
              Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and the Portfolio for the year ended September 30, 1998, was $7 and $22, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Note 4.  Short-Term Debt
--------------------------------------------------------------------------------

         To facilitate portfolio liquidity, the Fund and Portfolio maintain borrowing arrangements under which they can borrow against portfolio securities. Neither the Fund nor the Portfolio had borrowings during the period ended September 30, 1998.

Note 5.  Investment Transactions
--------------------------------------------------------------------------------

         The Portfolio's aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended September 30, 1998, were $483,340 and $263,465, respectively.

SR&F Growth Investor Portfolio


Financial Highlights
                                                        Year Ended   Period Ended
                                                     September 30,  September 30,
                                                              1998        1997(a)
                                                       -----------    -----------
Ratio of net expenses to average net assets                  0.62%          0.63%(b)
Ratio of net investment income to average net assets         0.42%          0.54%(b)
Portfolio turnover rate                                        45%            38%

(a) From commencement of operations on February 3, 1997.
(b) Annualized

Stein RoeYoung Investor Fund

Financial Highlights

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                                                       Period
                                                                                                                        Ended
                                                                       Years Ended September 30,                September 30,
                                                            1998            1997            1996           1995       1994 (d)
                                                     -----------     -----------     -----------     ----------     ---------
Net Asset Value, Beginning of Period                 $     22.75     $     18.64     $     14.29     $    10.24     $   10.00
                                                     -----------     -----------     -----------     ----------     ---------
Income From Investment Operations
         Net investment income (loss)                      (0.06)          (0.04)           0.05           0.06          0.03
         Net realized and unrealized gains
           on investments                                   0.31            4.79            4.86           4.07          0.21
                                                     -----------     -----------     -----------     ----------     ---------
           Total from investment operations                 0.25            4.75            4.91           4.13          0.24
                                                     -----------     -----------     -----------     ----------     ---------
Distributions
         Net investment income                              --             (0.02)          (0.05)         (0.08)           --
         Net realized capital gains                        (0.32)          (0.62)          (0.51)            --            --
                                                     -----------     -----------     -----------     ----------     ---------
           Total distributions                             (0.32)          (0.64)          (0.56)         (0.08)           --
                                                     -----------     -----------     -----------     ----------     ---------
Net Asset Value, End of Period                       $     22.68     $     22.75     $     18.64     $    14.29     $   10.24
                                                     ===========     ===========     ===========     ==========     =========
Ratio of net expenses to average net assets (a)             1.31%           1.43%           1.21%          0.99%         0.99%(e)
Ratio of net investment income to average
  net assets (b)                                           (0.28%)         (0.25%)          0.30%          0.47%         1.07%(e)
Portfolio turnover rate                                      N/A              22%(c)          98%            55%           12%
Total return (b)                                            1.14%          26.37%          35.55%         40.58%         2.40%
Net assets, end of period (000's)                    $   686,024     $   475,506     $   179,089     $   31,401     $   8,176

(a)If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the investment adviser, this ratio would have been 1.49 percent, 2.04 percent and 2.87 percent for the years ended September 30, 1997, 1996 and 1995, respectively, and 4.58 percent for the period ended
September 30, 1994.
(b) Computed giving effect to the investment adviser's expense limitation undertaking.
(c) Prior to commencement of operations of the Portfolio (See Note 1 to Financial Statements).
(d) From commencement of operations on April 29, 1994.
(e) Annualized

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of:

Stein Roe Young Investor Fund
SR&F Growth Investor Portfolio

We have audited the accompanying statement of assets and liabilities of Stein Roe Young Investor Fund and the accompanying statement of assets and liabilities, including the portfolio of investments, of SR&F Growth Investor Portfolio as of September 30, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's and Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures for the SR&F Growth Investor Portfolio included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly the financial position of the Stein Roe Young Investor Fund and SR&F Growth Investor Portfolio at September 30, 1998, the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
November 6, 1998

Ballon text: Independent public account-ants who are not employees of Stein Roe audit the financial statements to ensure that they are free of material errors. This letter tells you that they have performed their audits.

To Contact Us...

By Phone 800-338-2550
You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe fund account, including Stein Roe Traditional, Roth and Education IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 9 a.m. to 2 p.m. Saturday and Sunday (Central time).

Stein Roe's Funds-on-Call(R) 24-Hour Service Line
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe fund prices and yields, and other information. In addition, if you have a Personal Identification Number (PIN), you may place orders for the following transactions 24 hours a day:
o Exchange shares between your Stein Roe accounts;
o Purchase shares by electronic transfer;
o Order additional account statements and money market fund checks;
o Redeem shares by check, wire or electronic transfer.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130. For information on IRA plans, including the new Roth and Education IRAs, call us toll free at 800-338-2550.

By Mail or E-Mail
If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 8900, Boston, MA 02205-8900. To contact us by e-mail, send correspondence directly to comments@steinroe.com or visit us at www.steinroe.com on the Internet.

In Person
If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current fund investments or provide you with information about any of the Stein Roe funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

Stein Roe Investment Trust

Trustees
--------------------------------------------------------------------------------
Thomas W. Butch
President, Mutual Fund
 Division and Director,
 Stein Roe & Farnham Incorporated
William W. Boyd
Chairman and Director,
 Sterling Plumbing Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
 Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial
 Officer, United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General Counsel, Sara Lee Corporation Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

Agents and Advisers
--------------------------------------------------------------------------------
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Arthur Andersen LLP
Independent Public Accountants

Officers
--------------------------------------------------------------------------------
Thomas W. Butch,
 President
William D. Andrews,
 Executive Vice President
Loren A. Hansen,
 Executive Vice President
Hans P. Ziegler,
 Executive Vice President
Gary A. Anetsberger, Senior Vice President,
 Chief Financial Officer
David P. Brady, Vice President
Daniel K. Cantor, Vice President
Kevin M. Carome, Vice President, Assistant Secretary
Erik P. Gustafson, Vice President
James P. Haynie, Vice President
Harvey B. Hirschhorn, Vice President
Eric S. Maddix, Vice President
Lynn C. Maddox, Vice President
Arthur J. McQueen, Vice President
Nicolette D. Parrish, Vice President, Assistant Secretary
Gita R. Rao, Vice President
Michael E. Rega, Vice President
M. Gerard Sandel, Vice President
Gloria J. Santella, Vice President
Heidi J. Walter, Vice President, Secretary
Sharon R. Robertson, Controller
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer
Janet B. Rysz, Assistant Secretary


Balloon text:
Almost all of the officers listed here do work for your Fund. Some are portfolio managers who manage your fund or other Stein Roe funds. Others see to it that your Fund operates properly every day.

The Stein Roe Mutual Funds

Stein Roe Cash Reserves Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe High Yield Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Balanced Fund
Stein Roe Growth & Income Fund
Stein Roe Growth Stock Fund
Stein Roe Young Investor Fund
Stein Roe Growth Opportunities Fund
Stein Roe Special Fund
Stein Roe Large Company Focus Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund
Stein Roe Emerging Markets Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                                  800-338-2550
                                www.steinroe.com

     In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor
                         Liberty Funds Distributor, Inc.

YI11A 11/98